                                                                  EXHIBIT 24
                             POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of DEAN WITTER REYNOLDS INC., a Delaware Corporation (hereinafter called the Corporation), hereby constitutes and appoints Steven Massoni, Thomas Hines, John T. Pavick, Michael D. Browne, Dean E. Kois, and each of them, my true and lawful attorneys and agents, with full power to act without the others, for me and in my name, place and stead, in any and all capacities, to do any and all acts and things, and execute in my name any and all instruments, which said attorneys and agents may deem necessary or advisable in order to enable the Corporation to comply with the Securities Act of 1933 and the Investment Company Act of 1940, and any requirements of the Securities and Exchange Commission in respect thereof and any applicable blue sky laws, in connection with the registration under said Acts and under said blue sky laws of (i) Units representing all of the undivided fractional interests in Dean Witter Select Municipal Trust, Series 1 and subsequent series; Dean Witter Select Investment Trust, Series 1 and subsequent series; Dean Witter Select Government Trust, Series 1 and subsequent series; Dean Witter Select Equity Trust, Series 1 and subsequent series; Dean Witter Select Corporate Trust, Series 1 and subsequent series and any other separate but similar Unit Investment Trusts, organized under the Investment Company Act of 1940, intended to invest in obligations issued or guaranteed by the United States of America and the agencies and instrumentalities thereof, obligations of state municipalities, and political subdivisions thereof, equity securities and corporate obligations and securities, and any other security, obligation, asset or similar investment and (ii) the aforesaid trusts, including specifically power and authority to sign my name to any and all Notifications of Registration and/or Registration Statements to be filed with the Securities and Exchange Commission under either of said Acts in respect to such units and trusts, any amendment (including any post-effective amendment) or application for amendment of such Notifications of Registration and/or Registration Statements, and any prospectuses, exhibits, financial statements, schedules or any other documents filed therewith, and to file the same with the Securities and Exchange Commission and/or any state; and I hereby ratify and confirm all that said attorneys and agents and each of them, shall do or cause to be done by virtue hereof. Any one of said agents and attorneys shall have, and may exercise, without the other, all the powers hereby conferred.

Dated:  September 30, 1996

                                    /s/ Charles A. Fiumefreddo
                                    --------------------------
                                    Charles A. Fiumefreddo

                             POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of DEAN WITTER REYNOLDS INC., a Delaware Corporation (hereinafter called the Corporation), hereby constitutes and appoints Steven Massoni, Thomas Hines, John T. Pavick, Michael D. Browne, Dean E. Kois, and each of them, my true and lawful attorneys and agents, with full power to act without the others, for me and in my name, place and stead, in any and all capacities, to do any and all acts and things, and execute in my name any and all instruments, which said attorneys and agents may deem necessary or advisable in order to enable the Corporation to comply with the Securities Act of 1933 and the Investment Company Act of 1940, and any requirements of the Securities and Exchange Commission in respect thereof and any applicable blue sky laws, in connection with the registration under said Acts and under said blue sky laws of (i) Units representing all of the undivided fractional interests in Dean Witter Select Municipal Trust, Series 1 and subsequent series; Dean Witter Select Investment Trust, Series 1 and subsequent series; Dean Witter Select Government Trust, Series 1 and subsequent series; Dean Witter Select Equity Trust, Series 1 and subsequent series; Dean Witter Select Corporate Trust, Series 1 and subsequent series and any other separate but similar Unit Investment Trusts, organized under the Investment Company Act of 1940, intended to invest in obligations issued or guaranteed by the United States of America and the agencies and instrumentalities thereof, obligations of state municipalities, and political subdivisions thereof, equity securities and corporate obligations and securities, and any other security, obligation, asset or similar investment and (ii) the aforesaid trusts, including specifically power and authority to sign my name to any and all Notifications of Registration and/or Registration Statements to be filed with the Securities and Exchange Commission under either of said Acts in respect to such units and trusts, any amendment (including any post-effective amendment) or application for amendment of such Notifications of Registration and/or Registration Statements, and any prospectuses, exhibits, financial statements, schedules or any other documents filed therewith, and to file the same with the Securities and Exchange Commission and/or any state; and I hereby ratify and confirm all that said attorneys and agents and each of them, shall do or cause to be done by virtue hereof. Any one of said agents and attorneys shall have, and may exercise, without the other, all the powers hereby conferred.

Dated:  September 30, 1996

                                    /s/ Thomas C. Schneider
                                    -----------------------------
                                    Thomas C. Schneider

                             POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of DEAN WITTER REYNOLDS INC., a Delaware Corporation (hereianfter called the Corporation), hereby constitutes and appoints Steven Massoni, Thomas Hines, John T. Pavick, Michael D. Browne, Dean E. Kois, and each of them, my true and lawful attorneys and agents, with full power to act without the others, for me and in my name, place and stead, in any and all capacities, to do any and all acts and things, and execute in my name any and all instruments, which said attorneys and agents may deem necessary or advisable in order to enable the Corporation to comply with the Securities Act of 1933 and the Investment Company Act of 1940, and any requirements of the Securities and Exchange Commission in respect thereof and any applicable blue sky laws, in connection with the registration under said Acts and under said blue sky laws of (i) Units representing all of the undivided fractional interests in Dean Witter Select Municipal Trust, Series 1 and subsequent series; Dean Witter Select Investment Trust, Series 1 and subsequent series; Dean Witter Select Government Trust, Series 1 and subsequent series; Dean Witter Select Equity Trust, Series 1 and subsequent series; Dean Witter Select Corporate Trust, Series 1 and subsequent series and any other separate but similar Unit Investment Trusts, organized under the Investment Company Act of 1940, intended to invest in obligations issued or guaranteed by the United States of America and the agencies and instrumentalities thereof, obligations of state municipalities, and political subdivisions thereof, equity securities and corporate obligations and securities, and any other security, obligation, asset or similar investment and (ii) the aforesaid trusts, including specifically power and authority to sign my name to any and all Notifications of Registration and/or Registration Statements to be filed with the Securities and Exchange Commission under either of said Acts in respect to such units and trusts, any amendment (including any post-effective amendment) or application for amendment of such Notifications of Registration and/or Registration Statements, and any prospectuses, exhibits, financial statements, schedules or any other documents filed therewith, and to file the same with the Securities and Exchange Commission and/or any state; and I hereby ratify and confirm all that said attorneys and agents and each of them, shall do or cause to be done by virtue hereof. Any one of said agents and attorneys shall have, and may exercise, without the other, all the powers hereby conferred.

Dated:  September 30, 1996

                                    /s/ William B. Smith
                                    -----------------------
                                    William B. Smith